                                                                    EXHIBIT 99.1

                                 NAVISITE, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      YEAR ENDED JULY 31, 2003 (UNAUDITED)

TABLE C

                                                     CONSOLIDATED
                                                       NAVISITE          CBT         PRO FORMA         PRO FORMA
                                                       7/31/2003      7/31/2003     ADJUSTMENTS          TOTAL
                                                     ------------     ---------     -----------        ---------
Current assets:
      Cash and cash equivalents                         $   3,862       $    --         $    --        $   3,862
      Accounts receivable, net                             12,306         1,688              --           13,994
      Due from related parties                                270         2,792          (3,062)(b)           --
      Current portion of notes receivable                      --           900              --              900
      Prepaid expenses and other current assets             3,755           103              --            3,858
                                                     ------------     ---------     -----------        ---------
                                                           20,193         5,483          (3,062)          22,614

Property and equipment, net                                16,291         5,873              --           22,164
Customer lists                                              9,702         2,497              --           12,199
Goodwill                                                    3,206            --              --            3,206
Other assets                                                5,430         1,156              --            6,586
Restricted cash                                               557         2,350              --            2,907
                                                     ------------     ---------     -----------        ---------
      TOTAL ASSETS                                      $  55,379       $17,359         $(3,062)       $  69,676
                                                     ============     =========     ===========        =========
Current liabilities:
      Accounts receivable financing line                    6,663            --              --            6,663
      Current notes payable                                 1,211            --              --            1,211
      Capital lease obligations, current portion            2,924           344              --            3,268
      Current note payable to related party                 3,000            --              --            3,000
      Accounts payable                                      3,851           521              --            4,372
      Accrued expenses                                     16,075         1,775            (270)(b)       17,580
      Deferred revenue                                      1,557         1,479             (43)(b)        2,993
      Customer deposits                                       134            --              --              134
                                                     ------------     ---------     -----------        ---------
                                                           35,415         4,119            (313)          39,221

Capital lease obligations, less current portion             1,907            --              --            1,907
Accrued impairment, less current portion                    3,476            --              --            3,476
Deferred revenue, long-term                                    --           675              --              675
Deferred rent                                                  --         1,519              --            1,519
Note to AppliedTheory Estate                                6,000            --              --            6,000
                                                     ------------     ---------     -----------        ---------
                                                           46,798         6,313            (313)          52,798


Accumulated other comprehensive income                        (16)           --              --              (16)
Common stock                                                  235            10               1              246
Additional paid in capital                                415,735        16,654             231(a)(b)    432,620
Accumulated deficit                                      (407,373)       (5,617)         (2,981)        (415,971)
                                                     ------------     ---------     -----------        ---------
      TOTAL STOCKHOLDERS' EQUITY                            8,581        11,047          (2,749)          16,879
                                                     ------------     ---------     -----------        ---------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  55,379       $17,359         $(3,062)       $  69,676
                                                     ============     =========     ===========        =========


                                 NAVISITE, INC.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                  JULY 31, 2003

(a) To record the issuance of 1,100,000 shares of common stock by NaviSite at $2.71 per share (five-day average trading price) in connection with NaviSite's acquisition of the Carve-Out Businesses.

(b) To eliminate: (i) $270,000 in amounts outstanding between NaviSite and the Carve-Out Businesses related to the Outsourcing Agreement whereby NaviSite provides certain management services as well as manages day-to-day operations of the Carve-Out Businesses data centers; (ii) $43,000 in amounts outstanding between NaviSite and the Carve-Out Businesses related to the rental of data center space by NaviSite from the Carve-Out Businesses; and (iii) $2,749,000 in amounts outstanding between the Carve-Out Businesses and ClearBlue Technologies, Inc.

                                 NAVISITE, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      YEAR ENDED JULY 31, 2003 (UNAUDITED)

TABLE D

                                   CONSOLIDATED
                                     NAVISITE       CBT       CBTM       CONXION   INTERLIANT
                                     12-MOS.      12-MOS.   8/1/02-      8/1/02-    8/1/02-     PRO FORMA(a)  PRO FORMA
                                     7/31/03      7/31/03    8/31/02     3/31/03     5/15/03    ADJUSTMENTS     TOTAL
                                   ------------   -------   --------     -------   ----------   -----------   ---------
Revenue:
  Revenue                          $     61,693   $15,272   $  2,536     $12,241   $    7,358   $        --   $  99,100
  Revenue, related parties                1,062        81         --          --           --           (81)      1,062
                                   ------------   -------   --------     -------   ----------   -----------   ---------
   Total revenue                         62,755    15,353      2,536      12,241        7,358           (81)    100,162

Cost of revenue

  Cost of revenue                        56,585    15,503      1,850      19,057        3,718            --      96,713
  Impairment of assets                       --        --         --          --           --            --          --
                                   ------------   -------   --------     -------   ----------   -----------   ---------
   Cost of revenue                       56,585    15,503      1,850      19,057        3,718            --      96,713
                                   ------------   -------   --------     -------   ----------   -----------   ---------

   Gross profit (deficit)                 6,170      (150)       686      (6,816)       3,640           (81)      3,449

Operating expenses:
  Product development                       950        --         --          --          416            --       1,366
  Selling and marketing                   5,829        52        157       4,104          805            --      10,947
  General and administrative             18,785     1,841        500       1,590        7,159          (372)     29,503
  Restructuring                           6,903     1,979         --      (4,135)          --            --       4,747
                                   ------------   -------   --------     -------   ----------   -----------   ---------
   Total operating expenses              32,467     3,872        657       1,559        8,380          (372)     46,563
                                   ------------   -------   --------     -------   ----------   -----------   ---------

   Loss from operations                 (26,297)   (4,022)        29      (8,375)      (4,740)          291     (43,114)
Other income (expense):
  Interest income                           785        66         --          99           17          (291)        676
  Interest expense                      (43,289)     (114)      (140)         --       (1,720)           --     (45,263)
  Other income (expense), net              (679)     (153)       (21)       (209)         568            --        (494)
                                   ------------   -------   --------     -------   ----------   -----------   ---------

   Net loss                        $    (69,480)  $(4,223)  $   (132)    $(8,485)  $   (5,875)  $        --   $ (88,195)
                                   ============   =======   ========     =======   ==========   ===========   =========




                                 NAVISITE, INC.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 2003

(a) To eliminate: (i) $291,000 in intercompany revenue/expense between NaviSite and the Carve-Out Businesses related to the Outsourcing Agreement whereby NaviSite provides certain management services as well as manages day-to-day operations of the Carve-Out Businesses data centers and (ii) intercompany transactions between NaviSite and the Carve-Out Businesses for the rental of data center space by NaviSite from the Carve-Out Businesses.